CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use in this Post-Effective Amendment No. 7 to Registration Statement No. 333-96877 of American Maturity Life Insurance Company Separate Account One on Form N-4, of our report dated March 25, 2005, relating to the statutory basis financial statements of American Maturity Life Insurance Company as of and for the years ended December 31, 2004 and 2003, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/Deloitte & Touche LLP
Hartford, Connecticut
April 29, 2005